UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-8253

The Boyar Value Fund Inc.

(Exact name of registrant as specified in charter)

35 East 21st Street, New York, NY 10010

(Address of principal executive offices)

(Zip code)

Emile R. Molineaux, Gemini Fund Services, LLC

450 Wireless Blvd., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

212 995-8300

Date of fiscal year end:12/31

Date of reporting period: 6/30/10

Item 1.  Reports to Stockholders.

Boyar Value Fund, Inc.

Semi-Annual Report
June 30, 2010

Mutual Funds: • are not FDIC insured • have no bank guarantee • may lose value

 ““Prosperity ends in a crisis.  The error of optimism dies in the crisis, but in dying it gives birth to an error of pessimism.

This new error is born, not an infant, but a giant”

-Cambridge University economist A.C. Pigou

Dear Boyar Value Fund Shareholder:

A Look Back

After a strong first quarter, with only minor stock market corrections, volatility returned to global financial markets with a vengeance in the second quarter sending investors fleeing from stocks world-wide and driving them into defensive investments, particularly U.S. Treasuries and gold.

The leading U.S. stock market indices ended Q-2 deeply in the red and at a new low for the year.  In fact, it was the first negative quarter since stocks began their huge advance last March.  Even with the steep sell off that occurred in Q-2 the S&P 500 remains 14.43% above where it was on June 30, 2009, one year ago.  Incidentally, the Boyar Value Fund was up 19.22% during that period of time.

There are numerous reasons for the market’s recent swoon; they run the gamut from the European debt crisis, to growing concerns relating to an economic slowdown in Euro land as well as in China, which in turn could throw the U.S. back into recession. However, in our opinion, the overriding reason for the reversal of fortune relates to deterioration in investors’ confidence.

Still fresh in individuals minds is the financial crisis of 2008 and early 2009, resulting in significant losses to their investment portfolios.  The May 6th flash crash, when the stock market lost 1,000 points intra-day, certainly rekindled fear of another market meltdown.

Investors are frightened, and who can blame them?  They don’t want to be part of another stock market rout, so they sell first, ask questions later and are content earning 3% on 10-year Treasuries.  The very successful investor, the late Sir John Templeton once said, “Invest at the point of maximum pessimism.” In our opinion fear is certainly pervasive… or as Warren Buffett wrote in his 2009 Berkshire shareholder letter, “when it’s raining gold reach for a bucket, not a thimble.”

Boyar Value Fund Performance

The stock market’s powerful rally since the March 9th 2009 lows continued unabated during the first quarter of 2010, with all the leading stock indices advancing smartly.  The Boyar Value Fund returned 9.67% during that period beating both the S&P 500 and the Dow Jones Industrial Average by 4.28% and 5.56% respectively.

The second quarter stock market swoon eliminated the gains captured during Q-1 and left all the leading equity indices in the red for the initial six months of 2010.

Although we never like losing money the Boyar Value Fund on a relative basis outperformed all the indices returning a negative 1.7% versus a negative 6.7% and a negative 6.3% for the S&P 500 and Dow Jones Industrial Average respectively.

Boyar Value Fund	DJIA Total	S&P 500 Total	NASDAQ Comp.
-1.7%	-6.3%	-6.7%	-7.0%

Competitive Returns

Average Annual Returns

				5/5/98*
				To
(As of 6/30/2010)	1 Year	5 Year	10 Year	6/30/2010
Boyar Value Fund
At NAV	19.22%	-2.99%	1.77%	2.96%
Inclusive of sales charges**	13.29%	-3.98%	1.25%	2.52%
After taxes on distribution**	13.27%	-4.41%	0.77%	2.11%
After taxes on distribution and sale of shares**	8.67%	-3.25%	0.96%	2.08%
S&P 500 Index	14.43%	-0.79%	-1.59%	1.11%
* Inception.
** Calculated using maximum sales charges of 5.00%.

Cumulative Returns Since Inception***

At NAV (5/5/98 through 6/30/10)

                                                                                 *** Calculated without sales charges.

The performance data quoted represents past performance. Past performance does not guarantee future results, and except where noted as after taxes, does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-266-5566.

The Boyar Value Fund has a maximum sales charge of 5.00%. After-tax returns are calculated using the highest historical individual Federal income tax rate and do not reflect the additional impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. The Fund may invest in stocks of several different capitalization levels and it is important to note that historically, small- and mid-cap stocks have experienced greater volatility than stocks of larger, more established companies. Additionally, value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

The S&P 500 Index (“S&P 500”) is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries.

The Dow Jones Industrial Average (“Dow Jones”) is a price-weighted average based on the price-only performance of 30 blue chip stocks (the average is computed by adding the prices of the 30 stocks and dividing by a denominator, which has been adjusted over the years for stock splits, stock dividends and substitutions of stocks).

The NASDAQ Composite Index (“NASDAQ”) is a market price only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as National Markets System traded foreign common stocks and American Depositary Receipts.

The performance of the indices includes reinvestment of dividends and capital gains, however, it does not include any expenses or a deduction for Federal income taxes. A shareholder cannot invest in an index. This information is provided for comparison purposes only.

The total annual operating expense ratio for the Boyar Value Fund (before fee waivers/expense reimbursements) as stated in the fee table in the Fund’s prospectus dated May 1, 2010 was 2.96%.  The net annual operating expense ratio (after fee waivers/expense reimbursement) was 1.77% for the same period.  [An updated total annual operating expenses figure will appear in the Fund’s next prospectus update.  This figure will be derived from financial highlight table presented in this report.]

Portfolio Diversification By Sector (as of June 30, 2010)

(as a percentage of total net assets)

(Unaudited)

The composition of the Fund’s portfolio is subject to change.

It’s not what you make; it’s what you keep – Taxes are potentially the biggest expense an individual mutual fund investor will experience.

▪

By holding stocks for long periods of time, you postpone paying taxes, which positively impacts long-term returns.

▪

Buying and holding stocks for long periods may sound stodgy, but it postpones the payment of capital gains taxes with the added positive effects on the compounding rate. Since profit taking involves transactions, it obliges you to take the IRS in as a partner. With profits not taken, there is a future tax liability, but all the money is still working for its owner. No transactions, no tax.

▪

The Boyar Value Fund believes that holding stocks for long periods of time is the best way for an individual investor to create wealth.

As you can see from the chart below, our buy and hold philosophy has enabled the fund to produce after tax returns that pretty much mirror our pre-tax returns. The returns used in the illustration exclude loads, but are inclusive of all fees, and assumes the highest rates when calculating after tax returns.

Period Ending June 30, 2010
	1 Year	5 Year	10 Year	5/5/98* to 6/30/10
No load pre-tax returns	19.22%	-2.99%	1.77%	2.96%
No load after-tax returns	19.19%	-3.42%	1.29%	2.54%

                                                           *Inception.

The performance data quoted represents past performance. Past performance does not guarantee future results, and except where noted as after-tax, does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-266-5566.

A Look Ahead

At the present time there are a relatively large number of wonderful businesses selling at significant discounts to our estimates of their intrinsic worth and yielding 3% or more, with the possibility of multiple dividend raises over the next ten years.  Our outlook is that the common shares of these companies have the potential to outperform the 10-year Treasury during that time frame as well as most corporate bonds.

Furthermore, the calendar is slowly becoming an investor’s friend. According to Brian Belski, the Chief Market Strategist at Oppenheimer & Company, the November to April period during the second year of the presidential election cycle has been very kind to the stock market.  Since 1949 there has never been a down year in this cycle.  While it is not November yet, we are less than 3½ months from that point in time.

One last point: Pension funds’ and individuals’ percentage of total assets that are invested in stocks is the lowest in decades.  Remember, people feel safety in numbers.  Investors tend to get more and more optimistic and unknowingly take greater risks during periods of euphoria.  If the market advances for a prolonged period of time investors will re-enter the market just as it is about to swoon.  History indicates investors tend to buy high and sell low.

If you have any questions please do not hesitate to call (212) 995-8300.

                                                Best regards,

                                            Mark A. Boyar

                                            Chief Investment Officer

This letter seeks to describe the Fund managers’ current view of the market. Statements referring to future events or actions, such as future financial performance, are based on current expectations and projections about future events provided by various sources, including the Fund’s management. These statements are not guarantees of future performance, and actual events and results may differ materially from those discussed herein.

Boyar Value Fund
PORTFOLIO OF INVESTMENTS
June 30, 2010 (Unaudited)
	Shares		Value
		COMMON STOCK - 81.6%
		BANKS - 4.8%
	21,595	Bank of America Corp.	$ 310,320
	12,707	Bank of New York Mellon Corp. (The)	313,736
			624,056
		COMMERCIAL SERVICES - 7.2%
	58,700	Midas, Inc. *	450,229
	11,000	Weight Watchers International, Inc.	282,590
	13,000	Western Union Co. (The)	193,830
			926,649
		DIVERSIFIED FINANCIAL SERVICES - 10.7%
	14,000	Ameriprise Financial, Inc.	505,820
	81,300	Citigroup, Inc. *	305,688
	9,750	JPMorgan Chase & Co.	356,947
	11,500	NASDAQ OMX Group Inc. (The) *	204,470
			1,372,925
		ENTERTAINMENT - 0.9%
	6,016	Madison Square Garden, Inc. *	118,335

		FOOD & BEVERAGE - 4.0%
	6,000	H.J. Heinz Co.	259,320
	9,000	Kraft Foods, Inc.	252,000
			511,320
		INSURANCE - 4.6%
	11,886	Travelers Cos., Inc. (The)	585,385

		INTERNET - 2.2%
	13,621	AOL, Inc. *	283,181

		LEISURE TIME - 2.2%
	9,500	Carnival Corp.	287,280

See accompanying notes to financial statements.

Boyar Value Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2010 (Unaudited)
	Shares		Value
		LODGING - 2.2%
	2,508	Marriott International, Inc.	$ 75,090
	9,500	MGM Resorts International *	91,580
	15,100	Orient-Express Hotels Ltd., Class A *	111,740
			278,410
		MEDIA - 22.2%
	19,564	Cablevision Systems Corp., Class A	469,732
	20,576	CBS Corp., Class B	266,048
	23,250	Comcast Corp., Special Class A	381,997
	14,000	Meredith Corp.	435,820
	112,500	Playboy Enterprises, Inc., Class B *	472,500
	15,333	Time Warner, Inc.	443,277
	12,000	Walt Disney Co. (The)	378,000
			2,847,374
		MISCELLANEOUS MANUFACTURER - 1.5%
	13,000	General Electric Co.	187,460

		PHARMACEUTICALS - 4.6%
	9,000	Bristol-Myers Squibb Co.	224,460
	25,500	Pfizer, Inc.	363,630
			588,090
		RETAIL - 9.4%
	5,000	CVS Caremark Corp.	146,600
	15,000	Home Depot, Inc.	421,050
	41,500	Saks, Inc. *	314,985
	10,000	Syms Corp. *	70,500
	65,000	Wendy's/Arby's Group, Inc.	260,000
			1,213,135
		SOFTWARE - 2.9%
	16,000	Microsoft Corp.	368,160

See accompanying notes to financial statements.

Boyar Value Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2010 (Unaudited)
	Shares		Value
		TRANSPORTATION - 2.2%
	5,000	United Parcel Service, Inc. Class B	$ 284,450
		TOTAL COMMON STOCK (Cost $12,805,760)	10,476,210

		EXCHANGE TRADED FUNDS - 0.9%
	14,500	United States Natural Gas Fund, LP * (Cost $152,435)	112,375

		INVESTMENT COMPANIES - 8.2%
	553,514	Dreyfus Institutional Reserve Money, 0.00% **	553,514
	500,000	Milestone Treasury Obligations Portfolio - Institutional Class, 0.01% **	500,000
		TOTAL INVESTMENT COMPANIES (Cost $1,053,514)	1,053,514
	Principal ($)
		U.S. GOVERNMENT & AGENCY OBLIGATIONS - 9.3%
	1,200,000	United States Treasury Bill, 0.0%, 7/15/10 * (Cost $1,199,953)	1,199,953

		TOTAL INVESTMENTS - 100.0% (Cost $15,211,662) (a)	$ 12,842,052
		OTHER ASSETS LESS LIABILITIES - 0.0%	3,536
		NET ASSETS - 100.0%	$ 12,845,588

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is substantially the same and differs from
	market value by net unrealized appreciation (depreciation) of securities as follows:
		Unrealized appreciation:	$ 905,215
		Unrealized depreciation:	(3,274,825)
		Net unrealized depreciation:	$ (2,369,610)

*	Non-Income producing security.
**	Money market fund; interest rate reflects seven-day effective yield on June 30, 2010.

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2010 (Unaudited)

ASSETS
Investment securities, at cost	$ 15,211,662
Investment securities, at value	$ 12,842,052
Dividends and interest receivable	12,448
Due from Manager	2,985
Prepaid expenses and other assets	32,569
TOTAL ASSETS	12,890,054

LIABILITIES
Fees payable to other affiliates	13,998
Distribution fees (12b-1) payable	13,127
Fund shares repurchased	8,700
Accrued expenses and other liabilities	8,641
TOTAL LIABILITIES	44,466
NET ASSETS	$ 12,845,588

Net Assets Consist Of:
Paid in capital	$ 15,470,736
Accumulated net investment loss	(18,458)
Accumulated net realized loss from security transactions	(237,080)
Net unrealized depreciation of investments	(2,369,610)
NET ASSETS	$ 12,845,588

Shares of capital stock outstanding (1,000,000,000 shares authorized, $0.001 par value)	1,129,032

Net asset value and redemption price per share (Net assets ÷ shares outstanding) (a)	$ 11.38

Maximum offering price per share (maximum sales charge of 5.00%) (b)	$ 11.98

(a)	For certain purchases of $1 million or more, a 1% contingent deferred sales charge may apply to redemptions made within twelve months of purchase. Redemptions made within 60 days of purchase may be assessed a redemption fee of 2.00%.
(b) On investments of $50,000 or more, the offering price is reduced.

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2010 (Unaudited)

INVESTMENT INCOME
Dividends	$ 117,737
Interest	647
TOTAL INVESTMENT INCOME	118,384

EXPENSES
Investment advisory fees	39,119
Management fees	39,119
Professional fees	23,614
Administrative services fees	21,696
Distribution (12b-1) fees	19,560
Registration fees	14,263
Insurance expense	13,142
Accounting services fees	12,036
Transfer agent fees	11,757
Directors' fees and expenses	7,350
Compliance officer fees	6,553
Printing and postage expenses	3,338
Custodian fees	2,670
Other expenses	7,365
TOTAL EXPENSES	221,582

Fees waived by the Administrator	(3,950)
Fees waived by the Advisor	(39,119)
Fees waived and reimbursed by the Manager	(41,671)
NET EXPENSES	136,842
NET INVESTMENT LOSS	(18,458)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss from security transactions	(77,518)
Net change in unrealized appreciation (depreciation) of investments	(224,592)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(302,110)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$ (320,568)

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six	For the Year
	Months Ended	Ended
	June 30, 2010	December 31,
	(Unaudited)	2009
FROM OPERATIONS
Net investment income (loss)	$ (18,458)	$ 16,785
Net realized loss from security transactions	(77,518)	(90,710)
Net change in unrealized appreciation (depreciation) on investments	(224,592)	3,174,654
Net increase (decrease) in net assets resulting from operations	(320,568)	3,100,729

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	-	(22,617)
Net decrease in net assets from distributions to shareholders	-	(22,617)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	2,260,306	509,443
Net asset value of shares issued in
reinvestment of distributions to shareholders	-	21,494
Payments for shares redeemed	(4,099,730)	(2,182,017)
Redemption fee proceeds	35,335	819
Net decrease in net assets from capital share transactions	(1,804,089)	(1,650,261)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,124,657)	1,427,851

NET ASSETS
Beginning of Period	14,970,245	13,542,394
End of Period*	$ 12,845,588	$ 14,970,245
* Includes accumulated net investment loss of:	$ (18,458)	$ -

CAPITAL SHARE ACTIVITY
Shares Sold	173,593	54,045
Shares Reinvested	-	1,838
Shares Redeemed	(337,415)	(241,771)
Net decrease in shares outstanding	(163,822)	(185,888)

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Capital Stock Outstanding Throughout Each Period

	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	June 30, 2010		December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$ 11.58		$ 9.16	$ 15.22	$ 17.14	$ 14.87	$ 15.28

Activity from investment operations:
Net investment income (loss)	(0.02)		0.02	0.13	0.13	0.25	0.04
Net realized and unrealized
gain (loss) on investments (3)	(0.18)		2.42	(6.06)	(0.92)	2.69	(0.02)
Total from investment operations	(0.20)		2.44	(5.93)	(0.79)	2.94	0.02

Less distributions from:
Net investment income	-		(0.02)	(0.13)	(0.14)	(0.25)	(0.04)
Net realized gains	-		-	-	(0.99)	(0.42)	(0.39)
Total distributions	-		(0.02)	(0.13)	(1.13)	(0.67)	(0.43)

Net Asset Value, End of Period	$ 11.38		$ 11.58	$ 9.16	$ 15.22	$ 17.14	$ 14.87

Total Return (1)	(1.73)%	(5)	26.61%	(38.95)%	(4.70)%	19.72%	0.11%

Net Assets, At End of Period	$12,845,588		$14,970,245	$13,542,394	$31,376,015	$34,651,567	$29,747,826

Ratio of gross expenses to average
net assets (2)	2.83%	(4)	2.94%	2.41%	1.95%	2.16%	2.35%
Ratio of net expenses to average
net assets	1.75%	(4)	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income
to average net assets	-0.24%	(4)	0.13%	0.77%	0.72%	1.58%	0.24%

Portfolio Turnover Rate	13%	(5)	17%	10%	6%	12%	9%

(1)	Total returns shown exclude the effect of applicable sales loads/redemption fees.
(2)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor, Manager and Administrator.
(3)	Effect of redemption fees are included in net realized and unrealized gain (loss) on investments.
However, separately these amounts were less than $0.01 per share.
(4)	Annualized for periods less than one year.
(5) Not annualized.

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

June 30, 2010 (Unaudited)

1.

ORGANIZATION

Boyar Value Fund, Inc. (the “Fund”) was incorporated on February 28, 1997 under the laws of the State of Maryland and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company.   The Fund seeks long-term capital appreciation, which it pursues by investing primarily in equity securities of companies that are believed by the Fund’s Investment Advisor to be intrinsically undervalued.

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the U.S.A. (“GAAP”).

Securities valuation – Securities listed on an exchange are valued at current market value at the close of the regular trading session of the exchange on the business day as of which such value is being determined and securities listed on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  If there has been no sale on such day, the security is valued at the last quoted bid.  If no bid or asked prices are quoted or if the Advisor believes the market quotations are not reflective of market value, then the security is valued at a fair value determined in accordance with the Pricing and Valuation Guidelines approved by the Board of Directors (the “Board”). Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2010 (Unaudited)

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of June 30, 2010 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 10,476,210	$ -	$ -	$ 10,476,210
Exchange Traded Funds	112,375	-	-	112,375
Investment Companies	-	1,053,514	-	1,053,514
U.S. Govt. & Agency Obligations	-	1,199,953	-	1,199,953
Total	$ 10,588,585	$ 2,253,467	$ -	$ 12,842,052

                          The Fund did not hold any Level 3 securities during the period.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2010 (Unaudited)

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually.   Dividends and distributions paid to shareholders are recorded on ex-dividend date.

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required.  The Fund will recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.   Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2006-2008), or expected to be taken in the Fund’s 2009 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal, Maryland and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Use of Estimates – The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

3.

INVESTMENT TRANSACTIONS

For the six months ended June 30, 2010, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $1,644,102 and $3,488,434, respectively.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2010 (Unaudited)

4.

TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are supervised by the Board, which is responsible for the overall management of the Fund. Ladenburg Thalmann Fund Management LLC serves as the Fund’s manager (the “Manager”). Boyar Asset Management, Inc. (the “Advisor”) provides continuous advisory services to the Fund, and Ladenburg Thalmann & Co., Inc. (the “Distributor”) acts as distributor of the Fund’s shares. The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. Certain Directors and officers of the Fund are also officers of the Manager, Advisor or GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to a Management Agreement with the Fund, the Manager, under the supervision of the Board, oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others, including the Advisor.  As compensation for its services and the related expenses borne by the Manager, the Fund pays the Manager a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

Pursuant to an Investment Advisory Agreement among the Manager, the Advisor and the Fund, the Advisor agrees to furnish continuous investment advisory services to the Fund.  For these services, the Fund pays the Advisor an investment advisory fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

Pursuant to a written contract, the Manager, the Advisor and the Distributor have agreed, until April 30, 2011, to waive a portion of their respective management fee, advisory fee and amounts, if any, payable to the Distributor pursuant to the Fund’s 12b-1 Plan (see below), and the Manager has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) do not exceed 1.75% per annum of the Fund’s average daily net assets.  During the term of this Agreement, to the extent that Operating Expenses incurred by the Fund in any fiscal year after waiver of advisory fees of the Advisor, management fees of the Manager and fees payable to the Distributor ("Rule 12b-1 fees") exceed 1.75% per annum of the Fund's average daily net assets, such excess amount shall be the liability of the Manager. To the extent Operating Expenses in any fiscal year do not exceed 1.75% per annum of the Fund's average daily net assets, the management fee, advisory fee and Rule 12b-1 fees shall be payable by the Fund in the following order:

o

first, the Distributor shall be entitled to receive the Rule 12b-1 fees up to the amount payable under the Fund's 12b-1 Plan; and

o

thereafter, the Manager and the Advisor shall each be entitled to receive a proportionate amount of their respective management fee and advisory fee up to the amounts payable under the Management Agreement or the Advisory Agreement, as applicable.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2010 (Unaudited)

If the Manager, the Advisor or the Distributor waives any fee or reimburses any expense pursuant to this Agreement, and the Fund's Operating Expenses are subsequently less than 1.75% of average daily net assets, the Manager, the Advisor and the Distributor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.75% of average daily net assets. If Fund Operating Expenses subsequently exceed 1.75% per annum of the Fund's average daily net assets, the reimbursements shall be suspended. The Advisor, the Manager and the Distributor may each seek reimbursement only for expenses waived or paid by it during the two fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed hereunder to the extent they were waived or paid after the date of this Agreement (or any similar agreement). This Agreement may be continued from year to year thereafter provided each such continuance is specifically approved by the Fund, the Advisor, the Manager and the Distributor, including with respect to the Fund a majority of the non-interested Directors of the Fund; provided, however, that no party shall be obligated to extend the term of this Agreement. This Agreement shall terminate automatically with respect to the Fund and to the Advisor, the Manager or the Distributor upon the termination of the Advisory Agreement, the Management Agreement or the 12b-1 Plan, respectively.

As of June 30, 2010, the Manager, the Advisor, and the Distributor have the following amounts of waived/reimbursed expenses that may be recovered:

Amount

Expiration Date

  $154,588

December 31, 2010

  $154,551

December 31, 2011

The Fund has adopted a Shareholder Servicing and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets and is paid to the Distributor, to provide compensation for ongoing services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. For the six months ended June 30, 2010, the Distributor received $146 from front-end sales charges, of which $14 was retained by the principal underwriter or other affiliated broker-dealers.

During the six months ended June 30, 2010, Mark Boyar & Co., Inc., a registered broker/dealer and an affiliate of the Fund executed trades on behalf of the Fund.  These trades were cleared through Pershing Investments LLC and Mark Boyar & Co., Inc. received $11,670 in trade commissions.

The Fund has entered into separate servicing agreements with Gemini Fund Services, LLC (“GFS”), whereby GFS will provide administrative, fund accounting, transfer agent services and custody administration services to the Fund.  GFS has its principal office at 450 Wireless Boulevard, Hauppauge, New York 11788. GFS’ compensation for providing such services and necessary personnel is as follows:

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2010 (Unaudited)

Administration.  The Fund pays GFS an asset-based fee in decreasing percentages as Fund assets reach certain breakpoints.  The Fund is subject to a minimum annual fee.   The Fund also pays GFS for any out-of-pocket expenses.   Fees are billed monthly as follows:

The greater of:

A minimum annual fee of $40,000 per annum or

-

10 basis points or 0.10% on the first $100 million in net assets

-

8 basis points or 0.08% on the next $150 million in net assets

-

6 basis points or 0.06% on net assets greater than $250 million

Fund Accounting.  Total charges for Fund Accounting services include asset-based fees and out-of-pocket expenses. Fees are calculated based upon the average net assets of the Fund for the previous month. The Fund pays GFS a base annual fee of $24,000 plus a basis point fee in decreasing percentages as Fund assets reach certain breakpoints, as follows:

-

2 basis points or 0.02% on net assets of $25 million to $100 million

-

1 basis point or 0.01% on net assets greater than $100 million

Transfer Agent.  For the services rendered by GFS, in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges.   The Fees are billed monthly as follows:

- The greater of the annual minimum or per account charges.   The annual minimum is $15,000 and the per account charge is $14.00 for open accounts and $2.00 for closed accounts.

Custody Administration. Pursuant to the terms of the Fund’s Custody Agreement with Bank of New York (the “Custody Agreement”), the Fund pays an asset-based custody fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Agreement. GFS receives a portion of these fees for performing certain custody administration services.   GFS’s share of such fees collected for the six months ended June 30, 2010 was $739.  A portion of the amount paid by the Fund during the six months ended June 30, 2010 was accrued for in a prior year.   The Custody fees listed in the Statement of Operations include the fees paid to GFS as Custody Administrator.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Fund an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the six months ended June 30, 2010, the Fund incurred expenses of $6,553 for compliance services pursuant to the Trust’s Agreement with NLCS.   Such fees are included in the line item marked “Compliance Officer Fees” on the Statement of Operations in this shareholder report.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2010 (Unaudited)

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.   For the six months ended June 30, 2010, GemCom collected amounts totaling $3,115 for EDGAR and printing services performed for the Fund.   A portion of the amount paid by the Fund during the six months ended June 30, 2010 was accrued for in a prior year.   Such fees are included in the line item marked “Printing and Postage Expenses” on the Statement of Operations in this shareholder report.

The Fund pays each Director an annual fee of $3,000 and $500 for each meeting attended.   Expenses incurred in connection with attendance at board meetings may be reimbursed.   No employee of the Manager, the Advisor or any of their respective affiliates will receive any compensation from the Fund for acting as either an officer or Director.   None of the executive officers receive any compensation from the Fund.

5.

REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 60 days. The redemption fee is paid directly to the Fund.  For the six months ended June 30, 2010, the Fund assessed $35,335 in redemption fees. This fee does not apply to shares acquired through reinvestment of dividends and other distributions.

6.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following periods was as follows:

As of December 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2010 (Unaudited)

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

Capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.   The Fund incurred and elected to defer $11,402 of such losses.

At December 31, 2009, the Fund had the following capital loss carry forwards for federal income tax purposes available to offset future capital gains, if any:

Expiring December 31:

2016	2017	Total
$56,032	$92,107	$148,139

Permanent book and tax differences, due to distributions in excess of net investment income, resulted in reclassification for the period ended December 31, 2009 as follows: a decrease in paid-in capital of $5,832 and a decrease in accumulated net investment losses of $5,832.

7.

SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.   In addition, the Fund is required to disclose the date through which subsequent events have been evaluated.   Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

BOYAR VALUE FUND, INC.

EXPENSE EXAMPLES

June 30, 2010 (Unaudited)

As a shareholder of the Boyar Value Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and redemption fees; (2) ongoing costs, including management fees and distribution fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Boyar Value Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2010 through June 30, 2010.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Boyar Value Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/10	Ending Account Value 6/30/10	Expenses Paid During Period* 1/1/10 – 6/30/10	Expense Ratio During Period ** 1/1/10 – 6/30/10
Actual	$1,000.00	$982.70	$8.60	1.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.12	$8.75	1.75%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year [181] divided by the number of days in the fiscal year [365].

**Annualized.

 BOYAR VALUE FUND, INC.

PRIVACY POLICY DISCLOSURE

Thank you for your decision to invest with us. Your privacy is very important to us. The following constitutes a description of our policies regarding disclosure of nonpublic personal information that you provide to us or that we collect from other sources.

CATEGORIES OF INFORMATION WE COLLECT

We collect the following nonpublic personal information about you:

•

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

Categories of Information we Disclose and Parties to Whom we Disclose

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as required or permitted by law.

Service Provider/Transfer Agent Exception

We are permitted by law to disclose all of the information we collect, as described above, to our service provider/transfer agent to process your transactions.

Confidentiality and Security

We restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Intermediaries

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

THIS POLICY IS NOT A PART OF THE PROSPECTUS

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-800-266-5566 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-800-266-5566.

FUND MANAGER

Ladenburg Thalmann Fund Management, LLC

520 Madison Avenue, 9th Floor

New York, New York 10022

INVESTMENT ADVISOR

Boyar Asset Management, Inc.

35 East 21st Street

New York, New York 10010

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.   See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.   Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not applicable to open-end investment companies.

Item 10.   Submission of Matters to a Vote of Security Holder.   None.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of June 30, 2007, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)   Not applicable.

(b)   Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

The Boyar Value Fund, Inc.

By (Signature and Title)

*

 Andrew B. Rogers

/s/ Andrew B. Rogers, President

Date

9/1/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*

Andrew B. Rogers

/s/ Andrew B. Rogers, President

Date

9/1/10

By (Signature and Title)

*

Kevin E. Wolf

/s/ Kevin E. Wolf, Treasurer

Date

9/1/10

* Print the name and title of each signing officer under his or her signature.